UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                  ------------

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant (X)                     Filed by a Party other than the
                                                Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Sec.240.14a-12


                         CLEAN DIESEL TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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
     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     3)   Filing Party:

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     4)   Date Filed:

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
                         CLEAN DIESEL TECHNOLOGIES, INC.
                         300 ATLANTIC STREET, SUITE 702
                                STAMFORD CT 06901
                           __________________________


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 11, 2003
                           __________________________


To  the  Stockholders  of  Clean  Diesel  Technologies,  Inc.:

     The Annual Meeting (the "Meeting") of Stockholders of Clean Diesel Technologies, Inc., a Delaware corporation (the "Company"), will be held Wednesday, June 11, 2003, at the Sofitel St. James London Hotel, 6 Waterloo Place, London SW1Y 4AN U.K. at 11:00 a.m. to consider and act upon the following matters, each of which is explained more fully in the following Proxy Statement. A proxy card for your use in voting on these matters is also enclosed.

     1.   To  elect  five  (5)  directors;
     2. To ratify the reappointment of Ernst & Young LLP as independent auditors for the year 2003; and
     3. To transact any other business that may properly come before the meeting or any adjournment thereof.

     Only holders of Common Stock of record at the close of business on April 15, 2003 are entitled to notice of and to vote at the Meeting. The presence in person or by proxy of stockholders entitled to cast a majority of the total number of votes which may be cast shall constitute a quorum for the transaction of business at the Meeting.

     The Company's Annual Report for 2002 is enclosed with this Notice of Meeting and Proxy Statement.

                                By Order of the Board of Directors

                                      Charles W. Grinnell
                                          Secretary


Stamford, Connecticut
April 21, 2003


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON IT IS REQUESTED THAT YOU PROMPTLY FILL OUT, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM TO THE SENDER IN THE ENCLOSED RETURN ENVELOPE.

FOR INTERNET VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE VOTING INSTRUCTION FORM.

                         CLEAN DIESEL TECHNOLOGIES, INC.

                           __________________________

                                 PROXY STATEMENT
                           __________________________


     The enclosed proxy is solicited by the Board of Directors (the "Board") of Clean Diesel Technologies, Inc., a Delaware corporation (the "Company"), in connection with the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Sofitel St. James London Hotel, 6 Waterloo Place, London SW1Y 4AN U.K., on Wednesday, June 11, 2003, at 11:00 a.m. and at any adjournments thereof.

     The record date with respect to this solicitation is April 15, 2003. All holders of the Company's common shares, $.05 par, as of the close of business on that date are entitled to vote at the Meeting. The common shares are the only outstanding securities of the Company. According to the records of the Company's transfer agent, as of the record date the Company had 11,968,387 common shares outstanding and eligible to vote. A stockholders list as of the record date is available for inspection at the office of the Company set out in the Notice of Meeting and will be available for inspection at the Meeting.

     The quorum for the Meeting is that number of common shares representing a majority of the votes entitled to be cast. Each stockholder is entitled as of the record date to cast one vote per common share held.

     A proxy may be revoked by a stockholder at any time prior to its being voted. If a proxy is properly signed and not revoked by the stockholder, the shares it represents will be voted at the Meeting in accordance with the instructions of the stockholder. Abstentions and broker non-votes are counted in determining whether a quorum is present, but are not counted in the calculation of the vote. If the proxy is signed and returned without specifying choices, the shares will be voted in accordance with the recommendations of the Board.

     Members of the Board and Executive Officers of the Company may solicit stockholders' proxies. The Company shall bear the cost of proxy solicitation, if any.

     The Company's Annual Report to Stockholders, containing financial statements reflecting the financial position and results of operations of the Company for 2002 (the "Financial Statements"), and this Proxy Statement were distributed together commencing in the week of April 28, 2003.

                              ELECTION OF DIRECTORS

     The Board proposes the election of five directors. The term of office of each director is until the 2004 Annual Meeting or until a successor shall have been duly elected or the director shall sooner resign, retire or be removed. John A. de Havilland, Derek R. Gray, Charles W. Grinnell, Jeremy D. Peter-Hoblyn and James M. Valentine, who are each incumbent directors, are the management nominees for election as directors of the Company. Each of the nominees has consented to act as a director, if elected. Should one or more of these nominees become unavailable to accept nomination or election as a director, votes will be cast for a substitute nominee, if any, designated by the Board. If no substitute nominee is designated prior to the election, the individuals named as proxies on the enclosed proxy card will exercise their judgment in voting the shares that they represent, unless the Board reduces the number of directors.

     THE  AFFIRMATIVE  VOTE  OF  A  PLURALITY OF THE AGGREGATE VOTES CAST OF THE
STOCKHOLDERS  VOTING  SHALL  ELECT  THE  NOMINEES  AS  DIRECTORS.  THE  COMPANY
RECOMMENDS  A  VOTE  FOR  EACH  OF  THE  NOMINEES.

     The following table sets forth certain information with respect to each person nominated and recommended to be elected as directors of the Company.

Name                                 Age          Director Since
----                                 ---          --------------
John A. de Havilland                  65              1994
Derek R. Gray                         69              1998
Charles W. Grinnell                   66              1994
Jeremy D. Peter-Hoblyn                63              1994
James M. Valentine                    49              1994

DIRECTORS  AND  EXECUTIVE  OFFICERS  OF  THE  COMPANY

     JOHN A. DE HAVILLAND has been a director of the Company since its inception. Mr. de Havilland was a director of J. Henry Schroder Wagg & Co. Ltd., a merchant bank, from 1972 until his retirement in 1989. Except for the period of April through December 1998, Mr. de Havilland was a Managing Director of Fuel-Tech N.V., a pollution control company, from 1987 through March 1, 2002.

     DEREK R. GRAY has been a director of the Company since 1998. Mr. Gray has been Managing Director of S G Associates Limited, a United Kingdom fiscal advisory firm since 1971 and a director of Velcro Industries N.V., a manufacturing company, since 1974.

     CHARLES W. GRINNELL has been Vice President, General Counsel and Corporate Secretary of the Company since its inception and has held the same positions with Fuel-Tech N.V. since 1987. Mr. Grinnell, a Managing Director of Fuel-Tech N.V., is engaged in the private practice of corporate law in Stamford, Connecticut.

     JEREMY D. PETER-HOBLYN has been the President and Chief Executive Officer of the Company since its inception until March 12, 2002, when he was appointed Chairman and Chief Executive Officer. Mr. Peter-Hoblyn was a Managing Director of Fuel-Tech N.V. from 1987 through March 1, 2002.

     DAVID W. WHITWELL, 37, has served as Vice President, Chief Financial Officer and Treasurer of the Company since 1999. Mr. Whitwell had previously been Vice President and Chief Financial Officer of Primedia, Inc.'s Special Interest Magazine Division since 1996 and prior to that position had been Manager of Planning and Analysis at the Health Care Products Division of Schering Plough, Inc. since 1991.

     JAMES M. VALENTINE has been Executive Vice President and Chief Operating Officer of the Company since its inception until March 12, 2002, when he was appointed President and Chief Operating Officer. From the period 1990 through 1993, Mr. Valentine was the head of his own energy and environmental consulting firm. Mr. Valentine was a Managing Director of Fuel-Tech N.V. from 1993 through March 1, 2002.

     There are no family relationships between any of the directors or executive officers. Please also see the text below under the captions "Certain Relationships and Related Transactions."

COMMITTEES  OF  THE  BOARD

     The standing Committees of the Board are an Audit Committee and a Compensation Committee. Messrs. Gray, de Havilland and Peter-Hoblyn are members of both committees. Mr. Gray is Chairman of the Audit Committee and Mr. de Havilland is Chairman of the Compensation Committee. Mr. Gray and Mr. de Havilland are independent directors. Mr. Peter-Hoblyn is an ex officio member of these committees and as such does not vote or attend executive sessions of the Committees.

     The Audit Committee is responsible for review of audits, financial reporting and compliance, and accounting and internal controls policy. For audit services, the Audit Committee is responsible for the engagement and compensation of independent auditors, oversight of their activities and evaluation of their independence. The audit committee has instituted procedures for receiving reports of improper recordkeeping, accounting or disclosure. The Board has also constituted the Audit Committee as a Qualified Legal Compliance Committee in accordance with Securities and Exchange Commission regulations. A copy of the Charter of the Audit Committee, as amended, is included as Schedule I to this proxy statement.

     In  the  opinion  of  the  Board  each  of  the voting members of the Audit
Committee has both business experience and an understanding of generally accepted accounting principles and financial statements enabling them to effectively discharge their responsibilities as members of that Committee. Moreover, the Board has determined that Mr. Gray is a Financial Expert within the meaning of Securities and Exchange Commission regulations. In making this determination the Board considered Mr. Gray's formal training and long experience in accounting and auditing and his former service for many years as the Chairman of the Audit Committee of another reporting Company under the Securities Exchange Act.

     The Compensation Committee is responsible for establishing executive compensation and administering the Company's Incentive Compensation Plan.

MEETINGS

     During 2002 there were five meetings of the Board of Directors of the Company, one meeting of the Compensation Committee, and two meetings of the

Audit Committee. Each director of the Company attended at least 75% of Board and committee meetings of which he was a member during 2002.

INDEMNIFICATION

     Under the Certificate of Incorporation of the Company, indemnification is afforded the Company's directors and executive officers to the fullest extent permitted by the provisions of the General Corporation Law of the State of Delaware. Such indemnification also includes payment of any costs which an indemnitee incurs because of claims against the indemnitee. The Company is, however, not obligated to provide indemnity and costs where it is adjudicated that the indemnitee did not act in good faith in the reasonable belief that the indemnitee's actions were in the best interests of the Company, or, in the case of a settlement of a claim, such determination is made by the Board of Directors of the Company.

     The Company carries insurance providing indemnification, under certain circumstances, to all of its directors and officers for claims against them by reason of, among other things, any act or failure to act in their capacities as directors or officers. The annual premium for this policy is $82,500. No sums have been paid for such indemnification to any past or present director or officer by the Company or under any insurance policy.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The Audit Committee has reappointed the firm of Ernst & Young LLP, Certified Public Accountants ("Ernst & Young"), to be the Company's independent auditors for the year 2003 and submits that reappointment to stockholders for ratification. Ernst & Young has served in that capacity since 1994. A representative of Ernst & Young is not expected to be present at the London Meeting.

AUDIT  FEES

     In 2002, Ernst & Young accepted $62,000 for fees for professional services for the audit of the Company's 2002 financial statements and the reviews of the Company's financial statements included in quarterly reports on Securities and Exchange Commission Form 10-Q filed in 2002.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     In 2002, Ernst & Young did not perform any professional services for the Company in connection with financial information systems design and implementation.
ALL  OTHER  FEES

     In  2002,  Ernst  &  Young performed no non-audit services for the Company.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES VOTING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL. THE COMPANY RECOMMENDS A VOTE FOR THIS PROPOSAL.

REPORT  OF  THE  AUDIT  COMMITTEE

     Management is responsible for the Company's internal controls and its financial reporting. The independent auditors are responsible for performing an audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and for expressing an opinion on those financial statements based on their audit. The Audit Committee reviews these processes. In such context, the Committee has reviewed and discussed the audited financial statements contained in the 2002 Annual Report on Form 10-K with the Company's management and its independent auditors.

     The Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

     The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with the independent auditors their independence. The Committee has also considered whether the provision of the services described above under the captions "Financial Information Systems Design and Implementation" and "All Other Fees" is compatible with maintaining the independence of the independent auditors.

     Based on the review and discussions referred to above. The Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

     This  report  has  been  provided  by  the  following  members of the Audit
Committee:  D.  R.  Gray,  Chairman  and  J.  A.  de  Havilland.

     PRINCIPAL  STOCKHOLDERS  AND  STOCK  OWNERSHIP  OF  MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of common stock as of April 15, 2003 by (i) each person known to the Company to own beneficially more than three percent of the outstanding Common;
(ii) each director of the Company; (iii) the Named Executive Officers; and (iv) all directors and executive officers as a group.

NAME AND ADDRESS(1)                NO. OF SHARES(2)(3)  PERCENTAGE(4)
---------------------------------  -------------------  -------------
Beneficial Owners-Common Stock

Fuel-Tech N.V.(2)(5)                         1,849,972          15.4%
Waltham Forest Friendly Society              1,062,598           8.9%
Positive Securities Limited                  1,100,554           9.2%
Cadogan Settled Estates
  Shareholding Company Limited(5)            1,059,453           8.8%
Ruffer Investment management Ltd               700,000           5.8%
J.A. Kanis                                     414,400           3.5%

Management Owners

John A. de Havilland (2)                       150,261           1.3%
Derek R. Gray (2)                              405,835           3.4%
Charles W. Grinnell (2)                        131,788           1.1%
Jeremy D. Peter-Hoblyn(2)                      371,619           3.1%
James M. Valentine(2)                          334,356           2.8%
David W. Whitwell(2)                           165,695           1.4%

All Directors and Officers                   1,564,587          13.1%
as a Group (6 persons)(2)

  (1) The address of Fuel-Tech N.V. is Castorweg 22-24, Curacao, Netherlands Antilles. The address of the other beneficial owners is c/o S G Associates Limited, 45 Queen Anne Street, London W1G 9JF U.K. The address of the Management Owners is c/o Clean Diesel Technologies, Inc., Suite 702, 300 Atlantic Street, Stamford, Connecticut 06901.
  (2) In addition to shares issued and outstanding, includes shares subject to options or warrants exercisable within 60 days for Fuel-Tech N.V., 25,000 shares; Mr. Kanis, 10,000 shares; Mr. de Havilland, 133,817 shares; Mr. Gray, 146,008 shares; Mr. Grinnell, 116,584 shares; Mr. Peter-Hoblyn, 321,366 shares; Mr. Valentine, 314,166 shares; Mr. Whitwell, 153,333 shares; and, for all directors and officers as a group, 1,185,274 shares. The amount for Mr. de
Havilland and for directors and officers as a group does not include 23,599 shares owned by his adult children as to which he disclaims beneficial ownership.
  (3) To the knowledge of the Company the owners of all shares hold sole beneficial ownership and investment power over the shares reported.
  (4) The percentages are percentages of outstanding stock and have been calculated by including, warrants and options exercisable within 60 days. In addition 3% rather than 5% is presented in accordance with standard U.K. practice due to the Company's listing on the Alternative Investment Market of the London Stock Exchange.
  (5) The shares indicated for Fuel-Tech N.V. include shares held by its wholly-owned subsidiary, Platinum Plus Inc. Mr. de Havilland is a director of Cadogan Settled Estates Shareholding Company Limited and disclaims beneficial ownership of the shares held by that company.

                             EXECUTIVE COMPENSATION

     The table below sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to Mr. Jeremy D. Peter-Hoblyn, Chairman and Chief Executive Officer, Mr. David W. Whitwell, Vice President, Treasurer and Chief Financial Officer and Mr. James M. Valentine, President and Chief Operating Officer, during the fiscal years ended December 31, 2002, 2001 and 2000, the only executive officers of the Company who earned total compensation in excess of $100,000 during fiscal year 2002 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

                                 Annual               Long-Term
                          -------------------------  -----------
                                                       Shares
                                                     Underlying        All
                                                       Options        Other
Name and Principal                                     Granted    Compensation
Position                  Year  Salary(1)  Other(2)    (#)(3)          (4)
------------------------  ----  ---------  --------  -----------  -------------
Jeremy Peter-Hoblyn       2002    289,600    50,000     100,000
Chairman and Chief        2001    247,500    50,000      60,000              -
Executive Officer         2000    240,000    50,000      75,000              -

David W. Whitwell         2002    184,300         -      80,000          5,375
Vice President and Chief  2001    159,167         -      40,000          4,775
Financial Officer         2000    130,000         -           -          3,900

James M. Valentine        2002    289,100               100,000          9,500
President and Chief       2001    239,133         -      60,000          9,450
Operating Officer         2000    210,800         -      75,000          9,400

 (1) For 2001 and 2000, $62,500 and $10,000, respectively, of Mr. Peter-Hoblyn's salary was deferred until the Company attains gross annual revenues of $5 million.
 (2)The amounts designated "Other" were amounts accrued for the premiums on an annuity for Mr. Peter-Hoblyn.
 (3) Options granted were Non-Qualified Stock Options without stock appreciation rights.
 (4) The amounts designated "All other" were Company matching 401(k) or profit sharing contributions and auto allowance.

DIRECTORS'  COMPENSATION

     From April 1, 2002 the Company will provide an annual retainer of $30,000 plus associated expenses for directors who are not employees of the Company. The Chairman of the Audit Committee receives an additional $10,000 for acting in that capacity. Directors who are employees of the Company will receive no compensation for their service as directors. Also for 2002, 13,276 shares of restricted Common in lieu of cash were issued on account of Mr. Gray's directors' fees.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     Mr. Peter-Hoblyn, Chief Executive Officer, is a non-voting ex-officio member of the Compensation Committee.

                                    OPTION GRANTS IN THE LAST FISCAL YEAR
                                         TO NAMED EXECUTIVE OFFICERS


                         NUMBER OF    % OF TOTAL                                    POTENTIAL REALIZABLE
                          SHARES        OPTIONS                                       VALUE OF ASSUMED
                        UNDERLYING    GRANTED TO     EXERCISE OR                    ANNUAL RATES OF STOCK
                          OPTIONS    EMPLOYEES IN    BASE PRICE    EXPIRATION        PRICE  APPRECIATION
NAME                    GRANTED (#)      2001          ($/SH)         DATE            FOR OPTION TERM
----------------------  -----------  -------------  ------------  ------------  -----------------------------
                                                                                     5%             10%
                                                                               --------------  --------------
Jeremy D. Peter-Hoblyn      100,000            24%  $         2.9     3/13/12  $     182,379   $     313,170

David W. Whitwell            80,000            17%  $         2.9     3/13/12  $     145,904   $     250,536

James M. Valentine          100,000            24%  $         2.9     3/13/12  $     182,379   $     313,170

                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                       AND FY-END OPTION VALUES
                                     OF NAMED EXECUTIVE OFFICERS


                                             NUMBER OF     NUMBER OF
                                            SECURITIES    SECURITIES      VALUE OF        VALUE OF
                                            UNDERLYING    UNDERLYING     UNEXERCISED    UNEXERCISED
                                            UNEXERCISED   UNEXERCISED   IN-THE-MONEY    IN-THE-MONEY
                         SHARES             OPTIONS AT    OPTIONS AT     OPTIONS AT      OPTIONS AT
                        ACQUIRED            FISCAL YEAR     FISCAL         FISCAL          FISCAL
                           ON      VALUE       END/        YEAR-END/      YEAR-END/      YEAR-END/
NAME                    EXERCISE  REALIZED  EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------  --------  --------  -----------  -------------  -------------  --------------

Jeremy D. Peter-Hoblyn         -         -      321,366         33,334  $      36,000  $            0

David W. Whitwell              -         -      153,333         26,667  $           0  $            0

James M. Valentine             -         -      321,366         33,334  $      36,000  $            0

       REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION POLICIES

     Compensation for executives is based on the philosophy that compensation must (a) be competitive with other businesses to attract, motivate and retain the talent needed to lead and grow the Company's business, (b) be linked to the Company's needs for strong entrepreneurial skills to commercialize and promote its products, (c) encourage executive officers to build their holdings of the Company's stock to align their goals with those of the stockholders and (d) to conserve cash.

COMPENSATION  OF  EXECUTIVE  OFFICERS  -  2002

     The key components of the Company's executive compensation program during the last fiscal year were base salary and non qualified stock option awards under the 1994 Plan. The cash based portion of compensation is fixed by the Board in its discretion based upon historical levels, performance, ranking within the officer group, amounts being paid by comparable companies and the Company's financial position. Stock options are designed to provide additional incentives to executive officers to maximize stockholder value. Through the use of vesting periods the option program encourages executives to remain in the employ of the Company. In addition, because the exercise prices of such options are set at the fair market value of the stock on the date of grant of the option, executives can only benefit from such options, if the trading price of the Company's shares increases, thus aligning their financial interests with those of the stockholders. Finally, stock options minimize the Company's cash compensation requirements.

COMPENSATION  OF  CHIEF  EXECUTIVE  OFFICER  -  2002

     The compensation of the Chief Executive Officer, Mr. Peter-Hoblyn, in 2002 was made up of base salary and stock options. (See the Summary Compensation Table above.) An accrual on account of an annuity to be purchased was also provided. The amount of base salary was fixed in 2002 in the overall business judgment of the Board considering the proper competitive level of salary to be paid in view of the Company's position and salaries paid by comparable companies. Also, in 2002 Mr. Peter-Hoblyn was awarded an incentive stock option for 100,000 shares under the Plan in accordance with the Company's philosophy of providing to management incentives aligned with the interests of the stockholders.

     Mr. Peter-Hoblyn's base salary for 2002 was raised to $300,000 effective March 15, 2002.

     This report has been provided by the following members of the Compensation Committee of the Board of Directors of the Company: D. R. Gray and J. A. de Havilland, Chairman.


                                PERFORMANCE GRAPH

The following line graph compares (i) the Company's cumulative total return to stockholders per share of Common Stock for the five year period ending December 31, 2002 to that of (ii) the Russell 2000 index and (iii) the Standard and Poor's 1500 Supercomposite Specialty Chemicals Index.

                               [GRAPHIC  OMITTED]

                               S&P 1500
                            Supercomposite
                              Specialty
            Russell 2000   Chemicals Index     CDT
            -------------  ----------------  -------
12/29/1995  $      100.00  $         100.00  $100.00
12/31/1996  $      114.76  $         109.80  $ 34.00
12/31/1997  $      138.31  $         129.66  $ 34.86
12/31/1998  $      133.54  $         112.64  $ 16.07
12/31/1999  $      159.75  $         114.58  $ 25.00
12/31/2000  $      153.03  $         103.43  $ 13.43
12/31/2001  $      154.60  $         113.39  $ 30.71
12/31/2002  $      121.24  $         112.45  $ 21.43

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EMPLOYMENT  AGREEMENTS

     Messrs. Peter-Hoblyn, Whitwell and Valentine have employment agreements with the Company, effective August 1, 1995 for Messrs. Peter-Hoblyn and
Valentine, and March 1, 2001 for Mr. Whitwell. These agreements are for indefinite terms. If canceled by the Company under circumstances that are "at will" as defined in the agreements, the Company shall continue the employee's then base salary and benefits until the employee finds other comparable employment but not for a period in excess of one year for Messrs. Peter-Hoblyn and Valentine and nine months for Mr. Whitwell. The agreements also contain provisions relating to the employees' obligations to maintain the confidentiality of the Company's proprietary information and to protect such information from competitors and to assign certain inventions to the Company.

MANAGEMENT  AND  SERVICES  AGREEMENT

     Effective July 1995 and amended June 1996, the Company and Fuel Tech, Inc., a wholly-owned subsidiary of Fuel-Tech N.V., have entered into a Management and Services Agreement (the "Services Agreement") under which Fuel Tech Inc.'s corporate staff provide certain administrative services. The Company is assessed fees of 3% of the Company's fixed reimbursable costs for these services. The Services Agreement may be canceled by either party on or before May 15 in any year. The fee may be changed by mutual agreement of the Company and Fuel Tech, Inc. In 2002 a total of $69,000 was paid by the Company to Fuel Tech, Inc. on account of reimbursable costs and the fee, of which costs $67,000 was for legal services provided by Mr. Grinnell, who is an employee of Fuel Tech, Inc. and a director both of the Company and Fuel-Tech N.V. Mr. Grinnell will recuse himself from consideration of any transactions that may be, or may appear to be, material to either company.

TECHNOLOGY  ASSIGNMENTS

     The Company's technology is comprised of patents, patent applications, trade or service marks, data and know-how. A substantial portion of this technology is held under assignments of technology from Fuel Tech, Inc. and Fuel Tech affiliates. The assignments provide for running royalties payable to Fuel

Tech, Inc. commencing in 1998 of 2.5% of gross revenues derived from platinum fuel catalysts. The Company paid royalties of $800 to Fuel Tech, Inc. under these assignments in 2002. The Company may at any time terminate the royalty obligation by payment to Fuel Tech, Inc. in any year from 2003 through 2008 of amounts, depending on the year, declining from $6,545,455 in 2003 to $1,090,910 in 2008.

      GENERAL

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     The Company believes that all officers and directors of the Company were in timely compliance in 2002 with filing requirements relating to beneficial ownership reports under Section 16(a) of the Securities Exchange Act of 1934.

STOCKHOLDER  PROPOSALS

     Proposals of stockholders intended for inclusion in the proxy statement and proxy to be mailed to all stockholders entitled to vote at the 2004 Annual Meeting of Stockholders of the Company must be received in writing at the above address of the Company on or before December 22, 2003 and, if received thereafter, may be excluded by the Company.

OTHER  BUSINESS

     Management knows of no other matters that may properly be, or are likely to be, brought before the Meeting other than those described in this proxy statement.

                       By Order of the Board of Directors


                               Charles W. Grinnell
                                    Secretary


Stamford  Connecticut
April  21,  2003


THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, UPON WRITTEN REQUEST, A COPY OF THE ANNUAL REPORT OF THE
COMPANY ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ALL SUCH REQUESTS SHOULD BE DIRECTED TO THE UNDERSIGNED AT THE ABOVE ADDRESS OF THE COMPANY.

STATEMENTS IN THIS PROXY STATEMENT WHICH ARE NOT HISTORICAL FACTS, SO-CALLED "FORWARD-LOOKING STATEMENTS" ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. STOCKHOLDERS ARE CAUTIONED THAT ALL FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND
UNCERTAINTIES, INCLUDING THOSE DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES EXCHANGE COMMISSION AND ALSO SET OUT UNDER THE CAPTION "RISK FACTORS" IN THE ANNUAL REPORT ACCOMPANYING THIS PROXY STATEMENT.

                                                                      Schedule I

                         CLEAN DIESEL TECHNOLOGIES, INC.
                    Audit Committee of the Board of Directors
                                     Charter
                           (As Amended March 13, 2003)

The Board of Directors (the "Board") of Clean Diesel Technologies, Inc. (the "Company") has established from among its members an Audit Committee (the "Committee") with the composition, responsibilities and duties described below:

Composition
-----------

The Committee shall be comprised of not less than that number of independent directors and Financial Experts as shall satisfy applicable law and regulations and the requirements of any stock exchange on which the Company may be listed from time to time. "Ex Officio" members of the Committee shall not be included in the number of required independent directors or financial experts, shall not attend executive sessions of the Committee and shall not vote. Appointment to the Committee or designation as a Financial Expert is not intended and shall not be construed as imposing on the appointee or designee a higher degree of individual responsibility, obligation, or liability or that the duties, obligations or liabilities of the other directors, or members of the Committee, are decreased because of such appointment or designation.

Responsibility
--------------

The Committee's responsibility is to assist the Board in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Company. The Committee is authorized to retain and fix the compensation of persons having a special competence as necessary to assist the Committee in fulfilling such responsibility. Notwithstanding the terms of this Charter, it shall not be the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, that being the responsibility of Management and the Independent Accountant. The Independent Accountant shall report directly to the Committee in connection with issuing an audit report or related work.

Attendance
----------

At all meetings of the Committee two independent members, shall constitute a quorum. As necessary, the Chairman of the Committee may request members of Management and representatives of the Independent Accountant to be present at meetings.

Minutes
-------

Minutes of the meetings of the Committee shall be prepared by the Corporate Secretary, shall be sent to both Committee members and to directors who are not Committee members and, after approval by the Committee, shall be kept with the minutes of the meetings of the Board.

Duties  &  Responsibilities
---------------------------

The  Committee  shall:

1. For purposes of issuing an audit report or related work, have sole authority to appoint the Independent Accountant; oversee and evaluate the work of the Independent Accountant; approve the compensation of the Independent Accountant; review and approve in advance all matters concerning audit and non-audit services proposed to be performed by the Independent Accountant; and review and approve any discharge of the Independent Accountant.

2. Receive periodic written statements from the Independent Accountant regarding its independence and delineating all relationships between it and the Company, including fees for audit and non-audit services, consistent with applicable Independence Standards Board Standards; discuss such statements with the Independent Accountant to review in detail any disclosed relationship or service that may impact the objectivity and independence of the Independent Accountant; and, if the Committee shall so determine, take appropriate action to preserve the independence of the Independent Accountant.

3. Review with Management and the Independent Accountant, prior to the annual audit, the scope and general extent of the Independent Accountant's audit examinations and, to the extent appropriate, the Independent Accountant's review of the Company's interim financial statements.

4. Review with Management and the Independent Accountant, upon completion of the annual audit, and prior to public release, the Company's financial results and financial statements for the year proposed for inclusion in the Company's report to the Securities and Exchange Commission on Form 10-K and annual report to stockholders (the "Annual Reports"). Discuss with the Independent Accountant matters required to be discussed by applicable Statements on Auditing Standards and the applicable requirements of law and regulations relating to the annual audit.

5. Review with Management and the Independent Accountant the Company's policies and procedures, as appropriate, to reasonably assess the adequacy of internal accounting and financial reporting and disclosure controls and receive from the Independent Accountant, as may be required by applicable law and regulations, reports on such controls for inclusion in the Company's Annual Reports.

6. Discuss with the Independent Accountant the quality of the Company's financial accounting personnel and any relevant recommendations of the Independent Accountant.

7. Prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

8.  Review  and  approve  all  related  party transactions regardless of amount.

9. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting or disclosure controls, or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

10.  Act,  by  the  non-ex  officio  members,  as the Qualified Legal Compliance
Committee of the Company to receive reports of material violations of the securities laws, breaches of fiduciary duty or similar material violations, from legal counsel representing the Company and practicing before the Securities and Exchange Commission.

11. Review this Charter annually with a view toward recommending revisions to the Board.

12. Perform such other duties as may be required by law, the Company's governing documents or the rules of any stock exchange on which the Company may be listed.